                                  EXHIBIT (8(p)

                             PARTICIPATION AGREEMENT
                                      (STI)

                             PARTICIPATION AGREEMENT

                                      Among

                           STI CLASSIC VARIABLE TRUST,

                      SEI INVESTMENTS DISTRIBUTION COMPANY,

                         TRUSCO CAPITAL MANAGEMENT, INC.

                                       and

                           PFL LIFE INSURANCE COMPANY

     THIS AGREEMENT, made and entered into as of the 10th day of July, 2000, by and among PFL LIFE INSURANCE COMPANY, (hereinafter the "Company"), an Iowa corporation, on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as the "Account"), and STI CLASSIC VARIABLE TRUST, a business trust organized under the laws of Massachusetts, (hereinafter the "Trust"), SEI INVESTMENTS DISTRIBUTION COMPANY (hereinafter the "Underwriter"), a Pennsylvania corporation, and TRUSCO CAPITAL MANAGEMENT, INC. (hereinafter the "Adviser"), a Georgia corporation.

     WHEREAS, the Trust engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts (collectively, the "Variable Insurance Products") to be issued by PFL Life Insurance Company; and

     WHEREAS, the beneficial interest in the Trust is divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets, any one or more of which may be made available under this Agreement, as set forth on Schedule A hereto and as may be amended from time to time by mutual agreement of the parties hereto (each such series hereinafter referred to as a "Portfolio"); and

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act") and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, TRUSCO CAPITAL MANAGEMENT, INC. (the "Adviser") is duly registered as an investment adviser under the federal Investment Advisers Act of 1940 (the "Advisers Act") and any applicable state securities law; and

     WHEREAS, the Adviser is the investment adviser of the Portfolios of the Trust; and

     WHEREAS, the Company has registered or will register certain variable life insurance and variable annuity contracts under the 1933 Act or will not register the contracts in proper reliance on an exemption from registration under the 1933 Act; and

     WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to the aforesaid variable annuity contracts; and

     WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act; and

     WHEREAS, the Underwriter is registered as a broker dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended, (hereinafter the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (hereinafter "NASD"); and

     WHEREAS, the Trust has obtained an order from the Securities and Exchange Commission granting participating insurance companies and their separate accounts exemptions from the provisions of section 9(a), 13(a), 15(a), and 15(b) of the 1940 Act and rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and nonaffiliated life insurance companies and certain qualified pension and retirement plans (the "Shared Exemptive Order"); and

     WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Portfolios on behalf of each Account to fund certain of the aforesaid variable life and variable annuity contracts and the Underwriter is authorized to sell such shares to unit investment trusts such as each Account at net asset value;

     NOW, THEREFORE, in consideration of their mutual promises, the Company, the Trust, the Underwriter, and the Adviser agree as follows:

ARTICLE I. Sale of Trust Shares

     1.1. The Underwriter agrees to sell to the Company those shares of the Trust which each Account orders, executing such orders on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the order for the shares of the Trust. For purposes of this Section 1.1, the Company shall be the designee of the Trust for receipt of such orders from each Account and receipt by such designee shall constitute receipt by the Trust; provided that the Trust receives notice of such order 8:00 a.m. central time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the Securities and Exchange Commission.

     1.2. The Trust agrees to make its shares available indefinitely for purchase at the applicable net asset value per share by the Company and its Accounts on those days on which the Trust calculates its net asset value pursuant to rules of the Securities and Exchange Commission and the Trust shall use reasonable efforts to calculate such net asset value on each day which the New York Stock Exchange is open for trading. Notwithstanding the foregoing, the Board of Trustees of the Trust (hereinafter the "Board") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

     1.3. The Trust and the Underwriter agree that shares of the Trust will be sold only to the Company and its separate accounts, (subject to the other terms of this Agreement and the Shared Exemptive Order) to other life insurance companies that offer variable annuity and/or variable life insurance contracts to the public and which have entered into an agreement with the Trust or to qualified pension or retirement plans. No shares of any Portfolio will be sold to the general public.

     1.4. The Trust agrees to redeem for cash, on the Company's request, any full or fractional shares of the Trust held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the request for redemption. Subject to and in accordance with applicable laws and the prospectus and statement of additional information of the Trust, and subject to the consent of the Company, the Trust may redeem shares for assets other than cash. For purposes of this Section 1.4, the Company shall be the designee of the Trust for receipt of requests for redemption from each Account and receipt by such designee shall constitute receipt by the Trust; provided that the Trust receives notice of such request for redemption by 8:00 a.m. central time on the next following Business Day.

     1.5. The Company agrees that purchases and redemptions of Portfolio shares offered by the then current prospectus of the Trust shall be made in accordance with the provisions of such prospectus.

     1.6. The Company shall transmit the payment for Trust shares to the bank by 1:00 p.m. central time on the next Business Day after an order to purchase Trust shares is made in accordance with the provisions of Section 1.1 hereof. However, the Company can not guarantee when the payment will be released from the bank. Payment shall be in federal funds transmitted by wire. For purpose of Section
2.10 and 2.11, upon receipt by the Trust of the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Trust.

     1.7. Issuance and transfer of the Trust's shares will be by book entry only. Stock certificates will not be issued to the Company or any Account. Shares ordered from the Trust will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.

     1.8. The Trust shall furnish same day notice (by wire or telephone, followed by written confirmation) to the Company of any income, dividends or capital gain distributions payable on the Trust's shares. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on the Portfolio shares in additional shares of that Portfolio. The Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Trust shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

     1.9. The Trust shall make the net asset value per share for each Portfolio available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated (normally by 5:30 p.m. central time) and shall use its best efforts to make such net asset value per share available by 6:00 p.m. central time.

     1.10. The Parties hereto acknowledge that the arrangement contemplated by this Agreement is not exclusive; the Trust's shares may be sold to other insurance companies or qualified pension or retirement plans (subject to Section
1.3 and Article VI hereof) and the cash value of the Contracts may be invested in other investment companies.

ARTICLE II. Representations and Warranties

     2.1. The Company represents and warrants that the Contracts are or will be registered under the 1933 Act; or that the Contracts are not registered in proper reliance on an exemption from registration under the 1933 Act; that the Contracts will be issued and sold in compliance in all material respects with all applicable Federal and State laws and that the sale of the Contracts shall comply in all material respects with state insurance suitability requirements. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account prior to any issuance or sale thereof as a segregated asset account under Section 5O8A. 1 of the Iowa Insurance Code and has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts, or that the Company will not register the Account in proper reliance upon an exclusion from registration under thel940 Act.

     2.2. The Trust represents and warrants that Trust shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of the state of Iowa and all applicable federal and state securities laws and that the Trust is and shall remain registered under the 1940 Act. The Trust shall amend the Registration Statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Trust shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Trust or the Underwriter.

     2.3. The Trust represents that it intends to qualify as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

     2.4. The Company represents that the Contracts are currently treated as endowment or annuity insurance contracts, under applicable provisions of the Code and that it will make every effort to maintain such treatment and that it will notify the Trust and the Underwriter immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

     2.5. The Trust currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b-l under the 1940 Act or otherwise, although it may make such payments in the future. To the extent that it decides to finance distribution expenses pursuant to Rule 12b-l, the Trust undertakes to have a board of trustees, a majority of whom are not interested persons of the Trust, formulate and approve any plan under Rule 12b-l to finance distribution expenses.

     2.6. The Trust makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states except that the Trust represents that the Trust's investment policies, fees and expenses are and shall at all times remain in compliance with the laws of the state of Iowa and the Trust and the Underwriter represent that their respective operations are and shall at all times remain in material compliance with the laws of the state of Iowa to the extent required to perform this Agreement.

     2.7. The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute the Trust shares in accordance with the laws of the State of Iowa and all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

     2.8. The Trust represents that it is lawfully organized and validly existing under the laws of Massachusetts and that it does and will comply in all material respects with the 1940 Act.

     2.9 The Adviser represents and warrants that it is and shall remain duly registered in all material respects under all applicable federal and state securities laws and that the Adviser shall perform its obligations for the Trust in compliance in all material respects with any applicable state and federal securities laws.

     2.10. The Trust and Underwriter represent and warrant that all of their directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Trust are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Trust in an amount not less than the minimal coverage as required currently by Rule 17g-(l) of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

     2.11. The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Trust are covered by a blanket fidelity bond or similar coverage for the benefit of the Trust, and that said bond is issued by a reputable bonding company, includes coverage for larceny and embezzlement, and is in an amount not less than $5 million. The Company agrees to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Trust and the Underwriter in the event that such coverage no longer applies.

ARTICLE III. Prospectuses and Proxy Statements; Voting

     3.1. The Underwriter shall provide the Company with as many printed copies of the Trust's current prospectus and Statement of Additional Information (describing only the designated Portfolios listed on Schedule A) or, to the extent permitted, the Trust's profiles as the Company may reasonably request. If requested by the Company in lieu thereof, the Trust shall provide camera-ready film containing the Trust's prospectus and Statement of Additional Information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or Statement of Additional Information for the Trust is amended during the year) to have the prospectus for the Contracts and the Trust's prospectus printed together in one document, and to have the Statement of Additional Information for the Trust and the Statement of Additional Information for the Contracts printed together in one document. Alternatively, the Company may print the Trust's prospectus and/or its Statement of Additional Information in combination with other fund companies' prospectuses and statements of additional information. All such documents shall be provided to the Company within time reasonably required to allow for printing and delivery to Contract owners, but no later than five business days prior to the date the documents are required under then-current regulations to be sent to Contract owners. Except as provided in the following three sentences, all expenses of printing and distributing Trust prospectuses and Statements of Additional Information shall be the expense of the Company. For prospectuses and Statements of Additional Information provided by the Company to its existing owners of Contracts in order to update disclosure annually as required by the 1933 Act and/or the 1940 Act, the cost of printing shall be borne by the Trust. If the Company chooses to receive camera-ready film in lieu of receiving printed copies of the Trust's prospectus, the Trust will reimburse the Company in an amount equal to the product of A and B where A is the number of such prospectuses distributed to owners of the Contracts, and B is the Trust's per unit cost of typesetting and printing the Trust's prospectus. The same procedures shall be followed with respect to the Trust's Statement of Additional Information.

     The Company agrees to provide the Trust or its designee with such information as may be reasonably requested by the Trust to assure that the Trust's expenses do not include the cost of printing any prospectuses or Statements of Additional Information other than those actually distributed to existing owners of the Contracts.

     3.2. The Trust's prospectus shall state that the Statement of Additional Information for the Trust is available from the Underwriter or the Company (or in the Trust's discretion, the Prospectus shall state that such Statement is available from the Trust).

     3.3. The Trust, at its expense, shall provide the Company with copies of its proxy statements, reports to shareholders, and other communications (except for prospectuses and Statements of Additional Information, which are covered in
Section 3.1) to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

     3.4. If and to the extent required by law the Company shall:

          (i)  solicit voting instructions from Contract owners;

          (ii) vote the Trust shares in accordance with instructions received from Contract owners; and

          (iii) vote Trust shares for which no instructions have been received in a particular separate account in the same proportion as Trust shares of such portfolio for which instructions have been received in that separate account, so long as and to the extent that the Securities and Exchange Commission continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. The Company reserves the right to vote Trust shares held in any segregated asset account in its own right, to the extent permitted by law.

     3.5. The Company shall be responsible for assuring that each of its separate accounts participating in the Trust calculates voting privileges as required by the Shared Exemptive Order and consistent with any reasonable standards the Trust may adopt.

     3.6. The Trust will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Trust will comply with the provisions in its Declaration of Trust regarding the removal of trustees by shareholders as well as with Sections 16(a) of the 1940 Act and, if and when applicable, 16(b). Further, the Trust will act in accordance with the Securities and Exchange Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of trustees and with whatever rules the Commission may promulgate with respect thereto.

ARTICLE IV. Sales Material and Information

     4.1. The Company shall furnish, or shall cause to be furnished, to the Trust, the Underwriter, the Adviser, or their designee, each piece of sales literature or other promotional material in which the Trust, the Underwriter, or the Adviser is named, at least fifteen Business Days prior to its use. No such material shall be used if the Trust, the Underwriter, the Adviser, or their designee reasonably objects to such use within fifteen Business Days after receipt of such material.

     4.2. The Company shall not give any information or make any representations or statements on behalf of the Trust or concerning the Trust in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Trust shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved by the Trust or its designee or by the Underwriter, except with the permission of the Trust or the Underwriter or the designee of either.

     4.3. The Trust, Underwriter, or their designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company and/or its separate account(s), is named at least fifteen Business Days prior to its use. No such material shall be used if the Company or its designee reasonably objects to such use within fifteen Business Days after receipt of such material.

     4.4. The Trust, the Underwriter, and the Adviser shall not give any information or make any representations on behalf of the Company or concerning the Company, each Account, or the Contracts other than the information or representations contained in a registration statement or prospectus for the Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

     4.5. The Trust will provide to the Company at least one complete copy of all registration statements, prospectuses, Statements of Additional Information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Trust or its shares, contemporaneously with the filing of such document with the Securities and Exchange Commission or other regulatory authorities.

     4.6. The Company will provide to the Trust at least one complete copy of all registration statements, prospectuses, Statements of Additional Information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to the Contracts or each Account, contemporaneously with the filing of such document with the SEC or other regulatory authorities.

     4.7. For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, any of the following that refer to the Trust or any affiliate of the Trust: advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, Statements of Additional Information, shareholder reports, and proxy materials.

ARTICLE V. Fees and Expenses

     5.1. The Trust, the Underwriter and the Adviser shall pay no fee or other compensation to the Company under this agreement, except that if the Trust or any Portfolio adopts and implements a plan pursuant to Rule 12b-1 to finance distribution expenses, then the Underwriter may make payments to the Company or to the underwriter for the Contracts if and in amounts agreed to by the Underwriter in writing and such payments will be made out of existing fees otherwise payable to the Underwriter, past profits of the Underwriter or other resources available to the Underwriter. No such payments shall be made directly by the Trust.

     5.2. All expenses incident to performance by the Trust under this Agreement shall be paid by the Trust. The Trust shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Trust, in accordance with applicable state laws prior to their sale. The Trust shall bear the expenses for the cost of registration and qualification of the Trust's shares, preparation and filing of the Trust's prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), the preparation of all statements and notices required by any federal or state law, and all taxes on the issuance or transfer of the Trust's shares.

     5.3. The Company shall bear the expenses of distributing the Trust's prospectus, proxy materials and reports to owners of Contracts issued by the Company.

ARTICLE VI. Diversification

     6.1. The Trust will at all times invest money from the Contracts in such a manner as to ensure that the Contracts will be treated as variable contracts under the Code and the regulations issued thereunder. Without limiting the scope of the foregoing, the Trust will at all times comply with Section 817(h) of the Code and Treasury Regulation 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulations. In the event of a breach of this Article VI by the Trust, it will take all reasonable steps (a) to notify Company of such breach and (b) to adequately diversify the Trust so as to achieve compliance within the grace period afforded by Regulation 1.817-5.

ARTICLE VII. Potential Conflicts

     7.1. The Trust, if it determines to offer its shares to any other insurance company, separate account or to a qualified plan shall furnish the Company with a copy of its application for an order of the Securities and Exchange Commission under Section 6(c) of the 1940 Act for mixed and shared funding relief, and the notice of such application and order when issued by the SEC. The Company agrees to comply with the conditions on which such order is issued, including reporting any potential or existing conflicts promptly to the Board of Directors of the Trust ("Board"), and in particular whenever contract owner voting instructions are disregarded, to the extent such conditions are not materially different from the conditions of the mixed and shared funding relief that the Company has agreed to be bound by in similar participation agreements with other fund providers, and recognizes that it shall be responsible for assisting the Board in carrying out is responsibilities in connection with such order. The Company agrees to carry out such responsibilities with a view to the interests of existing contract owners.

     7.2 The Board will monitor the Trust for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Trust. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

     7.3. The Company will report any potential or existing conflicts of which it is aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Shared Exemptive Order by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded.

     7.4. If it is determined by a majority of the Board, or a majority of its disinterested trustees, that a material irreconcilable conflict exists, the Company shall, at its expense and to the extent reasonably practicable (as determined by a majority of the disinterested trustees), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1), withdrawing the assets allocable to some or all of the separate accounts from the Trust or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Trust, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of the Company) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2), establishing a new registered management investment company or managed separate account.

     7.5. If a material irreconcilable conflict arises because of a decision by the Company to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Trust's election, to withdraw the affected Account's investment in the Trust and terminate this Agreement with respect to such Account; provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Any such withdrawal and termination must take place within six (6) months after the Trust gives written notice that this provision is being implemented, and until the end of that six month period the Underwriter and Trust shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Trust.

     7.6. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's investment in the Trust and terminate this Agreement with respect to such Account within six months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six month period, the Underwriter and Trust shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Trust.

     7.7. For purposes of Sections 7.4 through 7.7 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Trust be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 7.4 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the Account's investment in the Trust and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination, provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

     7.8. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Exemptive Order) on terms and conditions materially different from those contained in the Shared Exemptive Order, then the Trust and/or the Company, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable.

ARTICLE VIII. Indemnification

     8.1. Indemnification By The Company

     8.1(a). The Company agrees to indemnify and hold harmless the Underwriter, the Trust, the Adviser, and each trustee of the Board and officers and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust's shares or the Contracts and:

          (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the Registration Statement or prospectus for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Trust for use in the Registration Statement or prospectus for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

          (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or sales literature of the Trust not supplied by the Company, or persons under its control) or wrongful conduct of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Trust Shares; or

          (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or sales literature of the Trust or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Trust by or on behalf of the Company; or

          (iv) arise as a result of any material failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

          (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company, as limited by and in accordance with the provisions of Sections 8.1(b) and 8.l(c) hereof.

     8.l(b). The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to the Trust, whichever is applicable.

     8.1(c). The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

     8.1(d). The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Trust Shares or the Contracts or the operation of the Trust.

     8.2. Indemnification by the Underwriter

     8.2(a). The Underwriter agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust's shares or the Contracts and:

          (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or prospectus or sales literature of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any

     Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or Trust by or on behalf of the Company or the Adviser for use in the Registration Statement or prospectus for the Trust or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

          (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or sales literature for the Contracts not supplied by the Underwriter or persons under its control) or wrongful conduct of the Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Trust shares; or

          (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Underwriter; or

          (iv) arise as a result of any material failure by the Underwriter to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements specified in
     Article VI of this Agreement); or

          (v) arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter; as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

     8.2(b). The Underwriter shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to each Company or the Account, whichever is applicable.

     8.2(c). The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

     8.2(d). The Company agrees promptly to notify the Underwriter of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account.

     8.3. Indemnification By the Trust

     8.3(a). The Trust agrees to indemnify and hold harmless the Company, and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust) or litigation

(including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Trust and:

          (i) arise as a result of any material failure by the Trust to provide the services and furnish the materials under the terms of this Agreement (including a failure to comply with the diversification requirements specified in Article VI of this Agreement);or

          (ii) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust; as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof.

     8.3(b). The Trust shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company, the Trust, the Underwriter or each Account, whichever is applicable.

     8.3(c). The Trust shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Trust in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Trust of any such claim shall not relieve the Trust from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Trust will be entitled to participate, at its own expense, in the defense thereof. The Trust also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Trust to such party of the Trust's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Trust will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

     8.3(d). The Company and the Underwriter agree promptly to notify the Trust of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of either Account, or the sale or acquisition of shares of the Trust.

     8.4. Indemnification by the Adviser

     8.4(a) The Adviser agrees to indemnify and hold harmless the Company and its directors and officer and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (hereinafter collectively, the "Indemnified Parties" and individually, "Indemnified Party," for purposes of this Section 8.4) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements:

          (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact made by the Adviser contained in the registration statement or prospectus or sales literature of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission of the Adviser to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Adviser or the Trust by or on behalf of the Company, the Underwriter, or any person or entity that is not acting as agent for or controlled by the Adviser for use in the registration statement or prospectus for the

     Trust or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Portfolio shares; or

          (ii) arise out of or as a result of any untrue statement or alleged untrue statement of material fact contained in a registration statement, prospectus, or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Adviser; or

          (iii) arise as a result of any failure by the Adviser to provide the services and furnish the materials under the terms of this Agreement; or

          (iv) arise out of or result from any material breach of any representation and/or warranty made by the Adviser in this Agreement or arise out of or result from any other material breach of this Agreement by the Adviser; as limited by and in accordance with the provisions of Section 8.4(b) and 8.4(c) hereof.

     8.4(b). The Adviser shall not be liable under the indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

     8.4(c). The Adviser shall not be liable under the indemnification provision with respect to any claim made against and Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Indemnified Party against whom such action if brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Adviser will be entitled to participate, at its own expense, in the defense thereof. The Adviser also shall be entitled to assume the defense thereof, with counsel satisfactory to the Indemnified Party named in the action. After notice from the Adviser to such Indemnified Party of the Adviser's election to assume the defense thereof, the Indemnified Party shall bear the fees and expense of any additional counsel retained by it, and the Adviser will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof other than reasonable costs of investigation.

     8.4(d). The Company agrees to promptly notify the Adviser of the commencement of any litigation or proceedings against it or any of it respective officers or directors in connection with this Agreement, the issuance or sales of the Contracts, with respect to the operation of each Account, or the sale or acquisition of shares of the Trust.

ARTICLE IX. Applicable Law

     9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Iowa.

     9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the Securities and Exchange Commission may grant (including any Shared Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE X. Termination

     10.1. This Agreement shall continue in full force and effect until the first to occur of:

          (a) termination by any party for any reason by ninety (90) days advance written notice delivered to the other parties; or

          (b) termination by the Company by written notice to the Trust, the Underwriter, and the Adviser with respect to any Portfolio based upon the Company's determination that shares of such Portfolio are not reasonably available to meet the requirements of the Contracts; or

          (c) termination by the Company by written notice to the Trust, the Underwriter, and the Adviser with respect to any Portfolio in the event any of the Portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

          (d) termination by the Company by written notice to the Trust, the Underwriter, and the Adviser with respect to any Portfolio in the event that such Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision, or if the Company reasonably believes that the Trust may fail to so qualify; or

          (e) termination by the Company by written notice to the Trust, the Underwriter, and the Adviser with respect to any Portfolio in the event that such Portfolio fails to meet the diversification requirements specified in
Article VI hereof; or

          (f) termination by either the Trust, the Underwriter or the Adviser by written notice to the Company, if (1) either one or more of the Trust, the Underwriter, or the Adviser respectively, shall determine, in their sole judgment reasonably exercised in good faith, that the Company has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and such material adverse change or material adverse publicity will have a material adverse impact upon the business and operations of either the Trust, the Underwriter, or the Adviser, (2) the Trust, the Underwriter or the Adviser shall notify the Company in writing of such determination and its intent to terminate this Agreement, and (3) after considering the actions taken by the Company and any other changes in circumstances since the giving of such notice, such determination of the Trust, the Underwriter or the Adviser shall continue to apply on the sixtieth (60th) day following the giving of such notice, which sixtieth day shall be the effective date of termination; or

          (g) termination by the Company by written notice to the Trust, the Underwriter, and the Adviser, if (1) the Company shall determine, in its sole judgment reasonably exercised in good faith, that either the Trust, the Underwriter or the Adviser has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and such material adverse change or material adverse publicity will have a material adverse impact upon the business and operations of the Company, (2) the Company shall notify the Trust, the Underwriter and the Adviser in writing of such determination and its intent to terminate the Agreement, and (3) after considering the actions taken by the Trust, the Underwriter, and/or the Adviser and any other changes in circumstances since the giving of such notice, such determination of the Company shall continue to apply on the sixtieth (60th) day following the giving of such notice, which sixtieth day shall be the effective date of termination; or

          (h) termination by the Trust, the Underwriter or the Adviser by written notice to the Company, if the Company gives the Trust, the Underwriter and the Adviser the written notice specified in Section 10.1(b) hereof and at the time such notice was given there was no notice of termination outstanding under any other provision of this Agreement; provided, however any termination under this Section 10.1(h) shall be effective forty five (45) days after the notice specified in Section 10.1(b) was given.

          (i) termination by the Underwriter by written notice to the Company in the event that the Underwriter ceases to be the principal underwriter of shares of the Trust.

     10.2. Effect of Termination. Notwithstanding any termination of this Agreement, the Trust and the Underwriter shall at the option of the Company, continue to make available additional shares of the Trust pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this

Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to reallocate investments in the Trust, redeem investments in the Trust and/or invest in the Trust upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 10.2 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement.

     10.3. Notwithstanding anything in this Agreement to the contrary, the parties agree that the Trust may terminate and liquidate any Portfolio at any time the Board determines, in its sole judgment and acting in good faith, that it is not in the interest of shareholders to continue the Portfolio.

     10.4 The Company shall not redeem Trust shares attributable to the Contracts (as opposed to Trust shares attributable to the Company's assets held in the Account) except (i) as necessary to implement Contract Owner initiated or approved transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption") or (iii) as permitted by an order of the SEC pursuant to Section 26(b) of the 1940 Act.
Upon request, the Company will promptly furnish to the Trust and the Underwriter the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Trust and the Underwriter) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract Owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving the Trust or the Underwriter 90 days notice of its intention to do so.

ARTICLE XI. Notices

     Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.


          If to the Trust:
               STI Classic Variable Trust
               530 East Swedesford Road
               Wayne, PA 19087
               Attention: Mark Nagle, President

          If to the Company:
               PFL Life Insurance Company
               4333 Edgewood Road, N E
               Cedar Rapids, Iowa 52499-0001
               Attention: Financial Markets Division, Legal Department

          If to the Underwriter:
               SEI Investments Distribution Co.
               1 Freedom Valley Drive
               Oaks, PA 19456 Attention: Timothy D. Barto, Vice President & Assistant Secretary

          If to the Adviser:
               Trusco Capital Management, Inc.
               919 East Main Street
               15th Floor
               Richmond, VA 23219

ARTICLE XII. Miscellaneous

     12.1 All persons dealing with the Trust must look solely to the property of the Trust for the enforcement of any claims against the Trust as neither the Board, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust.

     12.2 Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party.

     12.3 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

     12.4 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

     12.5 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

     12.6 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the Iowa Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the insurance operations of the Company are being conducted in a manner consistent with the Iowa Insurance Regulations and any other applicable law or regulations.

     12.7 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

     12.8. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto; provided, however, that the Underwriter or the Adviser may assign this Agreement or any rights or obligations hereunder to any affiliate of or company under common control with the Underwriter or the Adviser, if such assignee is duly licensed and registered to perform the obligations of the Underwriter or the Adviser under this Agreement. The Company shall promptly notify the Trust, the Underwriter and the Adviser of any change in control of the Company.

     12.9. The Company shall furnish, or shall cause to be furnished, to the Trust or its designee copies of the following reports:

          (a) the Company's annual statement (prepared under statutory accounting principles) and annual report (prepared under generally accepted accounting principles ("GAAP"), if any), as soon as practical and in any event within 90 days after the end of each fiscal year;

          (b) the Company's quarterly statements (statutory) (and GAAP, if any), as soon as practical and in any event within 45 days after the end of each quarterly period:

          (c) any financial statement, proxy statement, notice or report of the Company sent to stockholders and/or policyholders, as soon as practical after the delivery thereof to stockholders;

          (d) any registration statement (without exhibits) and financial reports of the Company filed with the Securities and Exchange Commission or any state insurance regulator, as soon as practical after the filing thereof;

          (e) any other report submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company, as soon as practical after the receipt thereof.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

                                     Company:
     SEAL                            PEL LIFE INSURANCE COMPANY
                                     By its authorized officer,


                                     By: /s/ Larry N. Norman
                                         ---------------------------------------
                                         Larry N. Norman
                                     Title: President
                                     Date: July 10, 2000


                                     Trust:
     SEAL                            STI CLASSIC VARIABLE TRUST
                                     By its authorized officer,


                                     By: /s/ James R. Foggo
                                         ---------------------------------------
                                         James R. Foggo
                                     Title: Vice President & Assistant Secretary
                                     Date: 7/13/00


                                     Underwriter:
     SEAL                            SEI INVESTMENTS DISTRIBUTION CO.
                                     By its authorized officer,


                                     By: /s/ Timothy D. Barto
                                         ---------------------------------------
                                         Timothy D. Barto
                                     Title: Vice President & Assistant Secretary
                                     Date: 7/13/00


     SEAL                            Adviser:
                                     TRUSCO CAPITAL MANAGEMENT, INC.
                                     By its authorized officer,


                                     By: /s/ Josie Rosson
                                         ---------------------------------------
                                         Josie Rosson
                                     Title: Vice President
                                     Date: 7/14/00

                                   SCHEDULE A

             SEPARATE ACCOUNTS, ASSOCIATED CONTRACTS, AND PORTFOLIOS

  Name of Separate Account and
     Date Established by the       Policy Form Numbers
       Board of Directors          of Contracts Funded        Applicable Portfolios
--------------------------------   -------------------   -------------------------------
       PEL Life Variable             AV288 101 95 796     STI Capital Appreciation Fund
       Annuity Account E,                                   STI Growth & Income Fund
Established on February 20, 1997                          STI International Equity Fund
                                                          STI Investment Grade Bond Fund
                                                             STI Mid-Cap Equity Fund
                                                          STI Quality Growth Stock Fund
                                                         STI Small Cap Value Equity Fund
                                                           STI Value Income Stock Fund